Exhibit 99.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), dated as of April 25, 2010, by and among Stifel Financial Corp., a Delaware corporation (“Parent”), and the individual holder of shares of common stock, par value $0.01 per share (the “Company Common Stock”), of Thomas Weisel Partners Group, Inc., a Delaware corporation (the “Company”), and/or non-voting exchangeable shares (the “Exchangeable Shares”) of TWP Acquisition Company (Canada), Inc., a wholly-owned subsidiary of the Company (“Canadian Sub”), listed on Schedule I attached hereto (the “Stockholder”).

Recitals:

WHEREAS, contemporaneously with the execution of this Agreement, Parent, PTAS, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Subsidiary”), and the Company are entering into an Agreement and Plan of Merger of even date herewith, pursuant to which Merger Subsidiary will be merged with and into the Company with the Company surviving such merger (the “Merger”); and

WHEREAS, the Stockholder is the beneficial owner (as defined in Rule l3d-3 under the Securities Exchange Act of 1934, as amended) of a number of outstanding shares of Company Common Stock and/or Exchangeable Shares, as indicated on Schedule I attached hereto;

WHEREAS, CIBC Mellon Trust Company, a trust company incorporated under the laws of Canada, acts as voting trustee (the “Voting Trustee”) with respect to the share of Special Voting Preferred Stock of the Company (the “Voting Share”) and has the right to exercise the voting rights attached to the Voting Share;

WHEREAS, each holder of Exchangeable Shares has the right to instruct the Voting Trustee to cast and exercise the number of votes comprised in the voting rights of the Voting Share equal to the number of votes which would attach to the shares of Company Common Stock receivable upon the exchange of the Exchangeable Shares held by such holder;

WHEREAS, the Stockholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement; and

WHEREAS, capitalized terms used herein shall, unless this Agreement or the context requires otherwise, have the same meanings in this Agreement as in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Voting Provisions.

(a) Agreement to Vote Shares of Parent Common Stock. The Stockholder hereby agrees that during the Term (as defined in Section 3 below) of this Agreement to vote or cause to be voted all shares of Company Common Stock (and in the case of any Exchangeable

Shares owned by the Stockholder, to instruct the Voting Trustee to cast votes in respect of all of such Exchangeable Shares) identified on Schedule I as owned of record and/or beneficially (as defined in Rule 13d-3 of the Exchange Act of 1934, as amended) by the Stockholder (such Stockholder’s shares of Company Common Stock and/or Exchangeable Shares, the “Shares”) (a) in favor of the Merger and (b) to approve the Merger Agreement (to be executed and delivered concurrently herewith in substantially the form attached hereto) and the transactions contemplated thereunder at every meeting of stockholders of the Company at which such matter is considered (and at every adjournment thereof) and in connection with any written consent of the stockholders of the Company with respect thereto. Additionally, the Stockholder agrees that it shall vote the Shares owned by the Stockholder against any action, transaction or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or this Agreement. Notwithstanding the foregoing, the Stockholder shall remain free to vote (or execute consents or proxies with respect thereto) the Stockholder’s Shares with respect to any matter not covered by this Section 1(a) in any manner such Stockholder deems appropriate.

(b) On or after the date of this Agreement and during the Term hereof, the Stockholder agrees not to, directly or indirectly, transfer, sell, offer, exchange, pledge or otherwise dispose of or encumber any of the Stockholder’s Shares, unless the transferee agrees in writing, reasonably acceptable to Parent, to be bound by the terms of this Agreement; provided that nothing contained herein shall restrict the Stockholder’s right to exchange all or any portion of the Stockholder’s Exchangeable Shares for shares of Company Common Stock; provided further that any shares of Company Common Stock received by the Stockholder as the result of such exchange shall be subject to this Section 1(b).

(c) The Stockholder hereby agrees that the Stockholder shall not enter into any agreement or understanding with any other Person the effect of which would be to violate the provisions and agreements contained in this Section 1.

(d) Granting of Irrevocable Proxy and Voting Instructions. During the Term, to facilitate the agreements referred to in Section 1(a) above, the Stockholder hereby appoints Ronald J. Kruszewski and James M. Zemlyak, or any one of them, the true and lawful attorneys in fact, agents and proxies of the Stockholder to represent the Stockholder at any meeting of the stockholders of the Company at which the Merger is being considered, and at any postponements and adjournments of such meeting, or to execute on behalf of the Stockholder any action by consent of the stockholders of the Company, and with respect to any Exchangeable Shares held by the Stockholder, to represent the Stockholder before the Voting Trustee in connection with the consideration of stockholders of Canadian Sub of the Merger, and to vote (or execute a written consent on behalf of), and with respect to any Exchangeable Shares held by the Stockholder, to instruct the Voting Trustee to cast votes in respect of all of the Shares on the books of the Company and/or Canadian Sub, as applicable, in the name of the Stockholder in accordance with Section 1(a) of this Agreement. The Stockholder affirms that the irrevocable proxy is coupled with an interest and until the termination of this Agreement may not be revoked. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

2. Other Proxies Revoked. The Stockholder represents and warrants that any proxies heretofore given in respect of the Stockholder’s Shares are not irrevocable, and that all such proxies have been or are hereby revoked.

3. Term of Agreement. The term of this Agreement shall commence on the date of the Company’s execution and delivery of the Merger Agreement and shall remain in full force and effect until the earlier of (i) the day following the date on which a Company Stockholder Meeting is held and at which meeting the stockholders of the Company consider approval of the matters set forth in Section 1(a) above (or any adjournment or postponement thereof), and (ii) the effective date of any termination of the Merger Agreement in accordance with Article 11 thereof (the “Term”), but in no event later than December 31, 2010.

4. Representations and Warranties of each Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

(a) Authority, etc. The Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Stockholder have been duly authorized by all necessary action on the part of the Stockholder and, assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

(b) Ownership of Shares. As of the date hereof, the Stockholder is the beneficial owner of the Shares listed beside such Stockholder’s name on Schedule I attached hereto. As of the date hereof, the Stockholder, with respect to any Company Common Stock held by the Stockholder, has sole voting power, and with respect to any Exchangeable Shares held by the Stockholder, sole power to instruct the Voting Trustee to vote the Voting Share with respect to such Exchangeable Shares and sole power to issue instructions to the Voting Trustee with respect to such Exchangeable Shares with respect to the matters set forth in Section 1 hereof, and sole power of disposition, sole power of conversion and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement.

(c) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary for the execution of this Agreement by the Stockholder and the consummation by such Stockholder of the transactions contemplated hereby. None of the execution and delivery of this Agreement by such Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of any applicable documents to which such Stockholder is a party, or (B) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder in each case in a manner that would adversely affect the Stockholder’s ability to perform any of its obligations hereunder.

(d) No Encumbrances. The Shares listed beside the Stockholder’s name on Schedule I hereto and the certificates representing such Shares are now, and except as permitted by Section 1(b), at all times during the term hereof will be, held by the Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, in each case that would restrict or otherwise affect its legal power authority or right to vote, except for any such encumbrances or proxies arising hereunder.

(e) Reliance by Parent and the Company. The Stockholder understands and acknowledges that Parent and the Company have entered into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

5. Covenants of the Stockholder.

(a) The Stockholder covenants and agrees that, during the Term, the Stockholder shall not (i) grant any proxies or powers of attorney, deposit any of the Shares into a voting trust or enter into a voting agreement with respect to any of the Shares (other than as may be required in order to effect the vote of any Exchangeable Shares held by the Stockholder); or (ii) take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing, disabling or delaying such Stockholder from performing the Stockholder’s obligations under this Agreement.

(b) The Stockholder agrees to permit Parent and Merger Subsidiary to publish and disclose in a Registration Statement on Form S-4, Proxy Statement, or other publicly-filed document relating to the Merger, Stockholder’s identity and ownership of the Shares as set forth in Schedule I hereto, and the nature of Stockholder’s obligations under this Agreement.

6. Miscellaneous.

(a) Further Assurances. From time to time, at any other Party’s written request and without further consideration, each Party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(b) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understanding, both written and oral, between the parties with respect to the subject matter hereof.

(c) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party, provided that Parent may assign and transfer, at its sole discretion, its rights and obligations hereunder to any of its affiliates.

(d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by all of the relevant parties hereto.

(e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

If to the Stockholder:

At the address set forth beside the Stockholder’s

name listed on Schedule I attached hereto

If to Parent:

Stifel Financial Corp.

501 North Broadway

St. Louis, Missouri 63102

Attention: General Counsel

Facsimile No.: (312) 342-2115

With a copy to:

Bryan Cave LLP

211 North Broadway, Suite 3600

St. Louis, Missouri 63102

Attention: Robert J. Endicott, Esq.

Facsimile: (314) 259-2020

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

(h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a party hereto.

(k) Governing Law. This Agreement, and the legal relations between the parties hereto, shall be governed and construed in accordance with the laws of the State of Delaware.

(l) Waiver of Jury Trial. EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER DOCUMENTS ENTERED INTO IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OF ANY PARTY.

(m) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(n) Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

7. Termination. This Agreement shall terminate, and neither Parent nor the Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the termination of the Merger Agreement in accordance with its terms, except nothing in this Section 7 shall relieve any party of liability for breach of this Agreement.

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IN WITNESS WHEREOF, each of the Parent, and the Stockholder identified on Schedule I hereto, has caused this Voting Agreement to be duly executed as of the day and year first above written.

STIFEL, FINANCIAL CORP.

By:
Name:
Title:

Stockholder Signature appears on the following page

STOCKHOLDER

Print Name:

SCHEDULE I

Name of Stockholder	Number of Shares of Company Common Stock Owned	Number of Exchangeable Shares Owned	Notice Address